Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT
                      As adopted pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002

I, Eric Friedman, the Vice President and Chief Financial Officer of Integrated BioPharma, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   September 28, 2005


                                      By: /s/ Eric Friedman
                                      ---------------------
                                      Eric Friedman
                                      Vice President and Chief Financial Officer